Exhibit 23.0

                          Consent of Radics & Co., LLC

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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      We hereby consent to the incorporation by reference into the previously filed Registration Statements on Form S-8 (Nos. 333-66271 and 333-84785) of West Essex Bancorp, Inc. (the "Company") of our report dated January 31, 2003, included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002.


                                                  /s/ Radics & Co., LLC
                                                  ------------------------------
                                                  Radics & Co., LLC

March 27, 2003
Pine Brook, New Jersey